UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 16, 2016 (May 15, 2016)

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
(Address of Principal Executive Offices)
(213) 225-5900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

Commencement of Bankruptcy Cases

On May 15, 2016, Breitburn Energy Partners LP (the “Partnership”) and its affiliates listed on Exhibit 99.1 hereto (such affiliates, together with the Partnership, the “Debtors”), which Exhibit is incorporated herein by reference, filed voluntary petitions for relief (collectively, the “Petitions” and, the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re Breitburn Energy Partners LP, et al.”

No trustee has been appointed and the Partnership will continue to manage itself and its affiliates and operate their businesses as “debtors in possession” subject to the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. To assure ordinary course operations, the Debtors are seeking approval from the Bankruptcy Court of a variety of “first day” motions, including motions that authorize the Debtors to maintain their existing cash management system, to secure debtor in possession financing and other customary relief.

In connection with the Chapter 11 Cases, Breitburn Operating LP, a wholly owned subsidiary of the Partnership, expects to enter into a Debtor-in-Possession Credit Facility (the “DIP Credit Facility”) as borrower (the “DIP Borrower”) with the lenders party thereto (the “DIP Lenders”) and Wells Fargo, National Association, as administrative and collateral agent. The other Debtors will guarantee all obligations under the DIP Credit Facility.

The Partnership expects that pursuant to the terms of the DIP Credit Facility, the DIP Lenders will make available a revolving credit facility in an aggregate principal amount of $75 million, and the DIP Lenders have offered to arrange an additional $75 million of financing under the DIP Credit Facility at the DIP Borrower’s request, which includes a letter of credit facility available for the issuance of letters of credit in an aggregate principal amount not to exceed a sublimit of $50 million, and a swingline facility in an aggregate principal amount not to exceed a sublimit of $5 million, in each case, to mature on the earlier to occur of (A) the effective date of a plan of reorganization in the Chapter 11 Cases or (B) the stated maturity of the DIP Credit Facility of January 15, 2017. In addition, the maturity date may be accelerated upon the occurrence of certain events as set forth in the DIP Credit Facility. No assurance can be given that the DIP Credit Facility will be entered into or as to the final terms thereof.

The proceeds of the DIP Credit Facility may be used: (i) to pay the costs and expenses of administering the Chapter 11 Cases, (ii) to fund the Debtors’ working capital needs, capital improvements, and other general corporate purposes, in each case, in accordance with an agreed budget and (iii) to provide adequate protection to existing secured creditors.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constitutes an event of default that accelerated the Debtors’ obligations under the following debt documents (the “Debt Documents”). Any efforts to enforce such obligations under the Debt Documents are automatically stayed as a result of the filing of the Petitions and the holders’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

•
$1.197 billion in unpaid principal and approximately $45.3 million of undrawn letters of credit, plus interest, fees, and other expenses arising under or in connection with that certain Third Amended and Restated Credit Agreement, dated as of November 19, 2014, as amended, by and among Breitburn Operating LP (“BOLP”), as borrower, the Partnership, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent;

•
$650 million in unpaid principal, plus interest, fees, and other expenses, arising under or in connection with the 9.25% Senior Secured Second Lien Notes due 2020 issued pursuant to that certain Indenture, dated as of April 8, 2015, as amended, by and among the Partnership, BOLP and Breitburn Finance Corporation (“BFC”), a wholly-owned subsidiary of the Partnership, as issuers, each of the guarantors named therein, and Delaware Trust Company, as successor indenture trustee;

•
$305 million in unpaid principal, plus interest, fees, and other expenses, arising under or in connection with the 8.625% Senior Notes due 2020 issued pursuant to that certain Indenture, dated as of October 6, 2010, as supplemented, by and among the Partnership and BFC, as issuers, each of the guarantors named therein, and Wilmington Trust Company, as successor indenture trustee; and

•
$850 million in unpaid principal, plus interest, fees, and other expenses, arising under or in connection with the 7.875% Senior Notes due 2022 issued pursuant to that certain Indenture, dated as of January 13, 2012, as supplemented, by and among the Partnership and BFC, as issuers, each of the guarantors named therein, and Wilmington Trust Company, as successor indenture trustee.

On May 16, 2016, the Partnership issued a press release announcing the filing of the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibit filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Partnership’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties.  The ability of the Partnership to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements.  In addition, the forward-looking statements represent the Partnership’s views as of the date as of which they were made. The Partnership anticipates that subsequent events and developments may cause its views to change.  However, although the Partnership may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Partnership’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the Securities and Exchange Commission on February 26, 2016, under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information,” as well as subsequent reports on Form 10-Q. Additional risks include, but are not limited to, those associated with the Partnership’s filing for relief under Chapter 11 of the Bankruptcy Code.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	List of affiliates of the Partnership that are Debtors
99.2	Press Release dated May 16, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Date: May 16, 2016	By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	List of affiliates of the Partnership that are Debtors
99.2	Press Release dated May 16, 2016